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                                                                    Exhibit 10.1

                                AMENDMENT TO THE
                   REINSURANCE GROUP OF AMERICA, INCORPORATED
                               FLEXIBLE STOCK PLAN

                 AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1998

      WHEREAS, Reinsurance Group of America, Incorporated (the "Company") established the Reinsurance Group of America, Incorporated Flexible Stock Plan (the "Plan") to enhance the ability of the Company to reward and provide stock based incentives to its key employees; and

      WHEREAS, the Company's shareholders previously approved the Plan and amendments thereto; and

      WHEREAS, on January 28, 2004, the Board of Directors of the Company approved an amendment to the Plan, subject to shareholder approval, to eliminate the provision for a 5% annual increase in the number of Shares allocated to the Plan.

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

      1. Effective upon the date of approval of this amendment by the Company's shareholders, Section 3.1 of the Plan is amended in its entirety to read as follows:

            3.1 Number of Shares. The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 6,260,077 Shares. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

      2. Capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

      IN WITNESS WHEREOF, Reinsurance Group of America, Incorporated hereby adopts the foregoing amendment this 26th day of May, 2004.

                                    REINSURANCE GROUP OF AMERICA,
                                      INCORPORATED

                                    /S/ A. Greig Woodring
                                    -------------------------------------------
                                    A. Greig Woodring
                                    President and Chief Executive Officer